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                                                            Exhibit 10.3.2.c


                                 AMENDMENT NO. 2
                                 ---------------


         AMENDMENT NO. 2 (this "AMENDMENT"), dated as of December 16, 1996, to the Credit Agreement, dated as of March 8, 1996, by and among Telxon Corporation (the "BORROWER"), the Lenders party thereto, and The Bank of New York, as Issuer, Swing Line Lender and Agent (as amended, the "AGREEMENT").


                                    RECITALS
                                    --------

         I. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement.

         II. The Borrower has requested that the Agent, the Issuer and the Swing Line Lender agree to amend the Agreement upon the terms and conditions contained herein, and the Agent, the Issuer and the Swing Line Lender are willing so to agree.

         Accordingly, in consideration of the Recitals and the covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Agent, the Issuer and the Swing Line Lender hereby agree as follows:

         1. The defined term "Borrowing Base Amount" contained in Section 1.1 of the Agreement is amended and restated in its entirety as follows:

                  "BORROWING BASE AMOUNT": as of any date, the sum of (i) 70% of an amount equal to Eligible Accounts Receivable MINUS $8,000,000, (ii) 40% of Eligible Inventory, and (iii) 100% of all cash and cash equivalents on the Consolidated balance sheet of the Borrower and its Subsidiaries, all as set forth in the Borrowing Base Certificate most recently delivered to the Agent and the Lenders pursuant to this Agreement.

         2. The defined term "Current Ratio" contained in Section 1.1 of the Agreement is amended and restated in its entirety as follows:

                  "CURRENT RATIO": as of any date, and with respect to the Borrower and the Subsidiaries on a Consolidated basis, the ratio of (a) accounts receivable PLUS



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         inventory PLUS cash and cash equivalents as would be set forth on the
         Consolidated balance sheet of the Borrower and its Subsidiaries as of the calendar month ended on of immediately preceding such date to (b) the sum of, without duplication, accounts payable, accrued liabilities, notes payable, the aggregate Outstandings of the Issuer, the Swing Line Lender and each Lender, and the current maturities of all long-term Indebtedness, in each case as such amounts would be included in a balance sheet as at such date prepared in accordance with GAAP.

         3. The defined term "Disposition" contained in Section 1.1 of the Agreement is amended by deleting the phrase "(I) all sales of inventory" and inserting in its place the phrase "(I) all sales of accounts receivable by Foreign Subsidiaries in connection with a factoring arrangement and all sales of inventory by any Person".

         4. Section 7.7(n) of the Agreement is amended and restated in its entirety as follows:

         (n) and to each Lender, as soon as available, but in any event not later than (x) in the event that the Aggregate Revolving Credit Exposure shall exceed zero ($0.00) at the end of any month, 20 days after the end of such month, a Borrowing Base Certificate setting forth the Borrowing Base Amount as of the last day of such month, and (y) 20 days after the end of each fiscal quarter, a Borrowing Base Certificate setting forth the Borrowing Base Amount as of the last day of such fiscal quarter.

         5. Section 8.1(j) of the Agreement is amended by adding the phrase "the Bank One Credit Line and/or" immediately prior to the words "unsecured short-term lines" appearing therein.

         6. Section 8.1 of the Agreement is further amended by deleting the word "and" following subsection (k) thereof, deleting the period at the end of subsection (l) thereof, adding a comma and the word "and" to the end of such subsection (l), and adding a new subsection (m) as follows:

         (m) Indebtedness of one or more Foreign Subsidiaries in an aggregate amount not in excess of $10,000,000 at any one time outstanding in respect of short-term lines of credit.





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         7. Section 8.2 of the Agreement is amended by deleting the word "and"
immediately preceding subsection (r) thereof, by deleting the period after the word "Transaction" at the end of such subsection (r) and replacing the period with a comma, and by adding a new subsection (s) to the end of Section 8.2 of the Agreement as follows:

         (s) Liens on assets of one or more Foreign Subsidiaries which secure Indebtedness permitted pursuant to Section 8.1(m) only.

         8. Section 8.5(j) of the Agreement is amended by deleting the phrase "existing on the date hereof and" appearing therein.

         9. Section 8.5(q) of the Agreement is amended and restated in its entirety as follows:

         (q) Investments in Foreign Subsidiaries in amounts not to exceed dividends and other distributions received from Foreign Subsidiaries,

         10. Each of Schedules 8.3, 8.5 and 8.9 to the Agreement is amended and restated in its entirety in the form of Schedule 8.3, Schedule 8.5 and Schedule
8.9 to this Amendment, respectively.

         11. Each of Exhibit G (Compliance Certificate) and Exhibit J (Borrowing Base Certificate) to the Agreement is amended and restated in its entirety as set forth in Exhibit G and Exhibit J, respectively, attached hereto.

         12. Paragraphs 1 - 11 of this Amendment shall not be effective until such date (the "AMENDMENT EFFECTIVE DATE") as each of the following conditions shall have been satisfied:

                  (a) The Agent shall have received counterparts of this Amendment executed by Required Lenders and the Guarantors.

                  (b) All legal matters incident to the execution and delivery of the Amendment Documents shall be reasonably satisfactory to Special Counsel.

                  (c) The Borrower shall have paid the reasonable fees and disbursements of Special Counsel which shall have accrued up to the Amendment Effective Date.



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                  (d) On and as of the Amendment Effective Date, there shall exist no Default or Event of Default, and all of the representations and warranties of the Loan Parties contained in the Loan Documents shall be true and correct with the same effect as though such representations and warranties had been made on the Amendment Effective Date.

         13. On each of the date hereof and the Amendment Effective Date, the Borrower hereby (a) reaffirms and admits the validity and enforceability of the Loan Documents and all of its obligations thereunder, (b) agrees and admits that it has no defenses to or offsets against any such obligation, and (c) represents and warrants that no Default or Event of Default has occurred and is continuing, and that each of the representations and warranties made by it in the Agreement is true and correct with the same effect as though such representation and warranty had been made on such date.

         14. In all other respects, the Loan Documents shall remain in full force and effect, and no amendment in respect of any term or condition of any Loan Document contained herein shall be deemed to be an amendment in respect of any other term or condition contained in any Loan Document.

         15. This Amendment may be executed in any number of counterparts all of which, taken together, shall constitute one Amendment. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

         16. THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.




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         AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amendment to be executed on its behalf.

                               TELXON CORPORATION


                               By: /s/ Kenneth W. Haver
                                   -------------------------------
                               Name:  Kenneth W. Haver
                                    ------------------------------
                               Title: Senior Vice President and
                                     -----------------------------
                                      Chief Financial Officer


                               THE BANK OF NEW YORK, in its
                                 capacity as a Lender, as the
                                 Issuer, as the Swing Line Lender
                                 and as the Agent


                               By: /s/ Robert J. Joyce
                                   ------------------------------
                               Name:  Robert J. Joyce
                                     ----------------------------
                               Title: Vice President
                                     ----------------------------


Each of the following Lenders consents to the execution and delivery of this Amendment by the Agent and agrees to all of the terms and conditions hereof:


BANK ONE, AKRON, N.A.



By: /S/ Susan D. Steiger
   --------------------------
Name:  Susan D. Steiger
      -----------------------
Title: Vice President
      -----------------------



COMERICA BANK



By: /s/ Charles L. Weddell
   --------------------------
Name:  Charles L. Weddell
     ------------------------
Title: Vice President
      -----------------------





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THE HUNTINGTON NATIONAL BANK


By: /s/ Timothy M. Ward
   --------------------------
Name:  Timothy M. Ward
      -----------------------
Title: A.V.P.
      -----------------------


PNC BANK, N.A.


By: /s/ Bryon A. Pike
   --------------------------
Name:  Bryon A. Pike
      -----------------------
Title: Vice President
      -----------------------


SOCIETE GENERALE


By: /s/ Joseph A. Philbin
   --------------------------
Name:  Joseph A. Philbin
      -----------------------
Title: Vice President
      -----------------------


UNITED STATES NATIONAL BANK OF OREGON


By: /s/ Chris J. Karlin
   --------------------------
Name:  Chris J. Karlin
      -----------------------
Title: Vice President
      -----------------------


THE INDUSTRIAL BANK OF JAPAN, LIMITED


By: /s/ Hiroaki Nakamura
   --------------------------
Name:  Hiroaki Nakamura
      -----------------------
Title: Joint General Manager
      -----------------------


Each of the Guarantors acknowledges the execution and delivery of this Amendment by the Agent and by signing below, indicates its reaffirmation of the Guarantor Obligations (as such term is defined in the Subsidiary Guaranty):



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AIRONET WIRELESS COMMUNICATIONS, INC.


By: /s/ Kenneth W. Haver
    -------------------------
Name:  Kenneth W. Haver
      -----------------------
Title: Treasurer
      -----------------------


ITRONIX CORPORATION


By: /s/ Kenneth W. Haver
    -------------------------
Name:  Kenneth W. Haver
      -----------------------
Title: Treasurer
      -----------------------


PTC AIRCO, INC.


By: /s/ Kenneth W. Haver
    -------------------------
Name:  Kenneth W. Haver
      -----------------------
Title: Sr. V.P., C.F.O. and
      -----------------------
       Treasurer

META HOLDING CORPORATION


By: /s/ Kenneth W. Haver
    -------------------------
Name:  Kenneth W. Haver
      -----------------------
Title: Sr. V.P., C.F.O. and
      -----------------------
       Treasurer

TELETRANSACTION, INC.


By: /s/ Kenneth W. Haver
    -------------------------
Name:  Kenneth W. Haver
      -----------------------
Title: Sr. V.P., C.F.O. and
      -----------------------
       Treasurer



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